UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
December 9, 2010 (December 9, 2010)
Date of Report (date of earliest event reported)
COMMUNITY HEALTH SYSTEMS, INC.
(Exact name of Registrant as specified in charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4000 Meridian Boulevard
Franklin, Tennessee 37067
(Address of principal executive offices)
Registrant’s telephone number, including area code: (615) 465-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (l7 CFR 240.13e-4(c))

Item 8.01. Other Events.
On December 9, 2010, Community Health Systems, Inc. (the “Company”) issued a press release announcing that it has submitted a proposal to the Board of Directors of Tenet Healthcare Corporation (“Tenet”) to acquire all of the outstanding shares of Tenet for $6.00 per share in cash and stock of the Company. The press release, including the full text of a letter dated December 9, 2010 to the Board of Directors of Tenet communicating the Company’s proposal, is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 8.01.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by Community Health Systems, Inc., dated December 9, 2010.

99.2	Investor Presentation Materials, dated December 9, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2010	COMMUNITY HEALTH SYSTEMS, INC. (Registrant)
	By:	/s/ Wayne T. Smith
Wayne T. Smith
Chairman of the Board, President and Chief Executive Officer (principal executive officer)

	By:	/s/ W. Larry Cash
W. Larry Cash
Executive Vice President, Chief Financial Officer and Director (principal financial officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Community Health Systems, Inc., dated December 9, 2010.

99.2	Investor Presentation Materials, dated December 9, 2010.